Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

  Equity Incentive Plan: On February 24, 2015 the Company's Board of Directors approved an award of 731,590 of restricted common stock to the executive management, pursuant to the Company's 2010 equity incentive plan, as amended in 2012. The fair value of the restricted shares based on the closing price on the date of granting was about $1,675 and will be recognized in income ratably over the restricted shares vesting period which will be 3 years. The Board of Directors also approved an aggregate cash bonus of about $285 to the employees and non-executive directors of the Company, which has been accrued for as of December 31, 2014 in the accompanying consolidated financial statements.

  Declaration of Dividends: On February 27, 2015 the Company declared dividends amounting to $0.0025 per share, which will be paid on March 26, 2015 to stockholders of record as of March 11, 2015.

  Vessels' Acquisition: On March 19, 2015, the Company, through its newly established subsidiaries Mago Shipping Company Inc. and Kapa Shipping Company Inc., entered into two memoranda of agreement with unrelated individuals, to acquire the container vessels “YM New Jersey” and “YM Los Angeles”, respectively, for the purchase price of $21,500 each. On March 20, 2015, the Company paid $4,300 for each vessel, representing a 20% advance payment, while the balance of the purchase price will be paid upon vessels' delivery. The vessels' are expected to be delivered to the Company by the end of April 2015 and are chartered to Yang Ming (UK) Ltd. through approximately the end of 2016. The closing of the transaction is subject to the signing of a novation agreement to the time charter contract of each vessel.